Exhibit 99.1

CCUR HOLDINGS EXPANDS PRESENCE IN MERCHANT CASH ADVANCE MARKET, CLOSES TRANSACTION WITH LUXEMARK CAPITAL

Board of Directors Names Wayne Barr President & CEO, Authorizes New Stock Repurchase Program and Enters into Asset Management Agreement

DULUTH, GA, FEBRUARY 14, 2019 – CCUR HOLDINGS, INC. (OTCQB: CCUR) today announced that through its newly formed subsidiary, LM Capital Solutions, LLC (LMCS), it has closed on a purchase agreement (Purchase Agreement) to acquire the operating assets of LuxeMark Capital, LLC (LuxeMark). In addition, the Board of Directors of the Company announced that Wayne Barr, Jr., who has served as interim President & Chief Executive Officer since February 2018, will be appointed President & Chief Executive Officer effective March 1, 2019.

A letter of intent between the Company and LuxeMark was previously announced on October 2, 2018. LuxeMark operates through its syndication network to facilitate merchant cash advance (MCA) funding by connecting a network of MCA originators with syndicate participants who provide those originators with additional capital by purchasing participation interests in funded MCAs. In addition, LuxeMark utilizes its expertise in the MCA industry to provide servicing and other administrative services to its syndicate network.

Under the terms of the Purchase Agreement, the Company will hold an 80% interest in LMCS, with the remaining 20% held by LuxeMark. LMCS will do business as “LuxeMark Capital” with daily operations led by the three current LuxeMark principals - Avraham Zeines, Oskar Kowalski and Kamil Blaszczak. A three-member board comprised of Mr. Barr, Mr. Kowalski and Warren Sutherland, CCUR holdings’ Chief Financial Officer, will oversee LMCS. As consideration under the Purchase Agreement, at closing LMCS paid LuxeMark $1.2 million, which includes an earn-out for 2018, and issued warrants that will allow the three current LuxeMark principals to purchase up to an aggregate of 444,630 shares of CCUR Holdings common stock, with vesting dependent upon LMCS achieving certain performance levels. The warrants expire in ten years and are exercisable at $6.50. The consideration under the Purchase Agreement also includes four cash earn-out payments of up to $1 million each year based on the performance of LMCS for the annual calendar periods of 2019 through 2022, in the aggregate not to exceed $4 million. In addition, the Company will make available to LMCS a total of $10.35 million in debt financing for the purpose of allowing LMCS to fund MCA transactions through syndication funding of MCAs and loans to MCA originators. Approximately $5 million that the Company previously funded through an MCA originator, facilitated by LuxeMark, will be assigned to LMCS and credited as an advance against the $10.35 million in debt financing being made available to LMCS.

“As a result of the LuxeMark transaction, and due to the structure of MCA financings, we have created two revenue streams that position the Company to build returns for our stockholders from operating results soon after today’s closing,” stated Wayne Barr, President & CEO. “First, by virtue of our 80 percent membership interest in LMCS, we will receive our pro-rated portion of the fee income earned by LMCS on our invested capital as well as other syndicators’ invested capital. In addition, it is our expectation that the $10.35 million the Company has provided to LMCS will earn attractive returns as syndication capital or as working capital loans to MCA originators. We also expect to be able to apply our Net Operating Loss Carry Forwards to net income generated by LMCS.” The Company continues to evaluate other assets and businesses for acquisition that, in addition to the Luxemark operating assets, could provide expanded operations and revenue generation for the Company.

In addition to closing the LuxeMark transaction, the Board of Directors of the Company today announced that it approved a new stock repurchase program allowing the Company to repurchase up to an additional 500,000 shares of the Company's common stock. The Company recently completed repurchasing the one million shares previously authorized for repurchase in March 2018 at an average price of $4.77 per share. The new stock repurchase program replaces the program authorized in March 2018, which was terminated by the Board of Directors. Repurchases under the new stock repurchase program will be made from time to time in the open market at prevailing market prices, through private transactions or block trades. This stock repurchase program is discretionary and has no expiration date. The timing and amount of repurchases will depend on market conditions, share price, applicable legal requirements and other factors.

“We are very pleased with the results of our stock repurchase plan to date and appreciate the Board’s new authorization to continue to take advantage of the value represented in the shares at the current levels;" commented Mr. Barr.

The Company also announced that it has entered into a management agreement (Management Agreement) with CDIM LLC (CDIM) under which CDIM will provide consulting services and advice to the Board of Directors and management of the Company regarding asset allocation and acquisition strategy. CDIM will also manage the Company’s portfolio of publicly traded investments in order to better position the Company to increase returns as a whole. CDIM is an affiliate of the Company’s largest stockholder, JDS1, LLC. Under the terms of the Management Agreement, the Company will pay for these services through the issuance of Stock Appreciation Rights of Company common stock resulting in no cash payment to CDIM unless and until there are certain qualifying changes of control (which does not include any change of control related to the stock ownership of CDIM or its affiliates). CDIM and its affiliates will be subject to standard trading restrictions and standstill provisions while the Management Agreement is active.

“Our agreement with CDIM provides CCUR Holdings with expertise and guidance intended to benefit all of our stockholders without adding to our cash operating expenses,” added Mr. Barr. “We are able to secure the services of a highly motivated, high performing asset manager to assist the Board’s Asset Management Committee in maximizing returns from our publicly traded portfolio, as well as in targeting and evaluating acquisition candidates. Together, today’s announcements illustrate the Board’s belief that CCUR Holdings is positioned to substantially increase operating results, effectively utilize our tax assets and build attractive returns for our stockholders.”

About the MCA Industry

MCA funding companies provide immediate funds to merchant businesses for short-term working capital needs in exchange for a fixed amount of future sales at a discount at the time of the transaction. The objective of the LuxeMark business is to provide syndication capital or leverage to select funding companies within the sector.

About CCUR Holdings, Inc.

CCUR Holdings, Inc. is actively pursuing business opportunities to maximize the value of its assets through evaluation of additional operating businesses or assets for acquisition, continued development of its current real estate operations through its subsidiary Recur Holdings LLC, and continued development of its MCA business operations through its subsidiary LMCS. More information on the Company is available at www.ccurholdings.com.

Forward Looking Statements

Certain statements made or incorporated by reference herein may constitute “forward-looking statements” within the meaning of federal securities laws. When used or incorporated by reference in this report, the words “believes,” “expects,” “estimates,” “anticipates,” and similar expressions, are intended to identify forward-looking statements. Statements regarding future events and developments such as future financial performance or returns, as well as expectations, beliefs, plans, estimates or projections relating to the future and current assessments of business opportunities, are forward-looking statements within the meaning of these laws. These statements are based on beliefs and assumptions of CCUR’s management, which are based on currently available information. Except for the historical information contained herein, the matters discussed in this communication may contain forward-looking statements that involve risks and uncertainties that may cause CCUR’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include, but are not limited to, CCUR’s ability to successfully operate the LMCS business, CCUR’s ability to successfully negotiate, perform due diligence and consummate additional acquisitions, expected cash and liquidity positions, expected financial performance and revenue streams, market fluctuations in or material financial or regulatory changes impacting the MCA industry and general business conditions, as well other risks listed in the Company’s Form 10-K filed September 7, 2018 with the Securities and Exchange Commission (“SEC”), other risks listed in other reports filed with the SEC from time to time and risks and uncertainties not presently known to CCUR or that CCUR currently deems immaterial. CCUR wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. CCUR does not undertake any obligation to update forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Investor Relations Contact:

Doug Sherk

doug@mdcgs.com

415-652-9100